Exhibit 10.3
SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
SECTION 1. PURPOSE
The purpose of the Sentinel Labs, Inc. 2013 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.
SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1    Administration of the Plan
The Plan shall be administered by the Board. All references in the Plan to the "Plan Administrator" shall be to the Board.
3.2    Administration and Interpretation by Plan Administrator
(a)    Except for the terms and conditions explicitly set forth in the Plan, and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company's employees as it so determines; and (x) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.
(b)    The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's reduction in hours of employment or service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.
(c)    Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN
4.1    Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 14.1, a maximum of 14,345,139 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2    Share Usage
(a)    Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
(b)    The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)    Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.
(d)    Notwithstanding any other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 14.1.
SECTION 5. ELIGIBILITY
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.
SECTION 6. AWARDS
6.1    Form, Grant and Settlement of Awards
The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.
6.2    Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.
6.3    Dividends and Distributions
Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time they are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.
SECTION 7. OPTIONS
7.1    Grant of Options
The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2    Option Exercise Price
Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3    Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.
7.4    Exercise of Options
The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant's Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable

After 1 year	1/4th

After each additional one-month period of continuous service completed thereafter	An additional 1/48 th

After 4 years	100%
To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.
7.5    Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:
(a)    cash;

(b)    check or wire transfer;
(c)    having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d)    tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(e)    if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(f)    such other consideration as the Plan Administrator may permit.
In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (i) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (ii) the guarantee by the Company of a loan obtained by the Participant from a third party. Such notes or loans must be full recourse to the extent necessary to avoid adverse accounting charges to the Company's earnings for financial reporting purposes. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.
7.6    Effect of Termination of Service
The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:
(a)    Any portion of an Option that is not vested and exercisable on the date of a Participant's Termination of Service shall expire on such date.
(b)    Any portion of an Option that is vested and exercisable on the date of a Participant's Termination of Service shall expire on the earliest to occur of:
(i)    if the Participant's Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii)    if the Participant's Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and
(iii)    the Option Expiration Date.
Notwithstanding the foregoing, if a Participant dies after the Participant's Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.
Notwithstanding the foregoing, to the extent required by applicable law, unless employment or services are terminated for Cause, the right to exercise an Option in the event of Termination of Service, to the extent that the Participant is otherwise entitled to exercise an Option on the date of Termination of Service, shall be
a.    at least six months from the date of a Participant's Termination of Service if termination was caused by death or Disability; and
b.    at least 30 days from the date of a Participant's Termination of Service if termination was caused by other than death or Disability;
c.    but in no event later than the Option Expiration Date.
Also notwithstanding the foregoing, in case a Participant's Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
Notwithstanding any other provisions of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:
8.1    Dollar Limitation
To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant's Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
8.2    Eligible Employees
Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.
8.3    Exercise Price
Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date and, in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.
8.4    Option Term
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.
8.5    Exercisability
An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant's termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant's termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant's leave of absence that exceeds three months, unless the Participant's reemployment rights are guaranteed by statute or contract.
8.6    Taxation of Incentive Stock Options
In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7    Code Definitions
For the purposes of this Section 8, "disability," "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
8.8    Promissory Notes
The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.
SECTION 9. STOCK APPRECIATION RIGHTS
9.1    Grant of Stock Appreciation Rights
The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.
9.2    Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.
9.3    Waiver of Restrictions
The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1    Grant of Stock Awards, Restricted Stock and Stock Units
The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
10.2    Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Plan Administrator (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.
10.3    Waiver of Restrictions
The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.
SECTION 11. OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.
SECTION 12. WITHHOLDING
The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
The Plan Administrator may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer's minimum required tax withholding rate.
SECTION 13. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.
SECTION 14. ADJUSTMENTS
14.1    Adjustment of Shares
In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.
Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.1 but shall be governed by Sections 14.2 and 14.3, respectively.

14.2    Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
14.3    Change of Control
(a)    Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, each outstanding Award shall be treated as the Plan Administrator shall determine (subject to the provisions of this Section 14.3) without a Participant's consent, including, without limitation, that (i) Awards shall be converted, assumed, substituted for or replaced by the Successor Company; (ii) Awards shall terminate upon or immediately prior to the Change of Control; (iii) Awards shall become vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, in whole or in part, as determined by the Plan Administrator, upon or immediately prior the Change of Control, and, to the extent the Plan Administrator determines, such Awards shall terminate upon or immediately prior to such Change of Control; (iv) Awards shall terminate upon or immediately prior to the Change of Control in exchange for a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards; or (v) any combination of the foregoing.
(b)    For the purposes of Section 14.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.
(c)    For the avoidance of doubt, nothing in this Section 14.3 requires all Awards to be treated similarly.

14.4    Further Adjustment of Awards
Subject to Sections 14.2 and 14.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
14.5    No Limitations
The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
14.6    Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.
14.7    Section 409A
Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 14 to Awards that are considered "deferred compensation" within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 14 to Awards that are not considered "deferred compensation" subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.
SECTION 15. FIRST REFUSAL; VOTING RESTRICTIONS
15.1    First Refusal Rights
Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any shares of Common Stock issued pursuant to an Award. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing the Participant's receipt of the shares or, if applicable, in a shareholders agreement or other similar agreement.

15.2    Other Rights and Voting Restrictions
Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to become a party to a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which Participant grants to the Company and/or its other shareholders certain rights, including but not limited to co-sale rights, and agrees to certain voting restrictions with respect to the Shares acquired by Participant under the Plan.
15.3    General
The Company's rights under this Section 15 are assignable by the Company at any time.
SECTION 16. MARKET STANDOFF
In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711, or any successor rules). The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company's initial public offering.
In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent the shares issued under the Plan are at such time covered by such provisions.
In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.
SECTION 17. AMENDMENT AND TERMINATION
17.1    Amendment, Suspension or Termination
The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 17.3, the Board may amend the terms of any outstanding Award, prospectively or retroactively.
17.2    Term of the Plan
The Plan shall have no fixed expiration date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. Also notwithstanding the foregoing, no Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the stockholders.
17.3    Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 shall not be subject to these restrictions.
Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.
SECTION 18. GENERAL
18.1    No Individual Rights
No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.
18.2    Issuance of Shares
Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
18.3    Indemnification
Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
18.4    No Rights as a Stockholder
Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
18.5    Compliance with Laws and Regulations
In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.
The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant's employment or service are intended to mean the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a "specified employee," within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant's death, the Participant's estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant's separation from service or the Participant's death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.
18.6    Participants in Other Countries or Jurisdictions
Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
18.7    No Trust or Fund
The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
18.8    Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
18.9    Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
18.10    Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law.

Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.
18.11    Financial Reports
To the extent required by applicable law, the Company shall provide annual financial statements of the Company to each Participant. Such financial statements need not be audited and need not be issued to key persons whose duties within the Company assure them access to equivalent information.
18.12    Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
SECTION 19. EFFECTIVE DATE
The effective date (the "Effective Date") is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. To the extent required under applicable law, any Award exercised before the stockholders of the Company approve the Plan shall be rescinded if the stockholders of the Company do not approve the Plan by the later of (a) within 12 months before or after the date on which the Board adopts the Plan and (b) prior to or within 12 months of the date on which any Award under the Plan is granted in California.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Stockholder Approval

July 22, 2013	Initial Plan Adoption		July 22, 2013

September 21, 2015	Plan increased by 1,001,378 to 3,251,062	Section 4.1	September 21, 2015

January 11, 2017	Plan increased by 3,416,366 to 6,667,428	Section 4.1	January 11, 2017

July 13, 2018	Plan increased by 1,600,000 to 8,267,428	Section 4.1	July 13, 2018

December 9, 2018	Plan increased by 2,277,711 to 10,545,139	Section 4.1	December 9, 2018

December 5, 2019	Plan increased by 3,800,000 to 14,345,139	Section 4.1	December 5, 2019

APPENDIX A
DEFINITIONS
As used in the Plan:
"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
"Acquisition Price" means the fair market value of the securities, cash or other property, or any combination thereof, receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.
"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.
"Board" means the Board of Directors of the Company.
"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, whose determination shall be conclusive and binding.
"Change of Control," unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a)    a merger or consolidation of the Company with or into any other company or other entity;
(b)    a sale, in one transaction or a series of transactions undertaken with a common purpose, of all of the Company's outstanding voting securities; or
(c)    a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company's assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited
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liability company or creating a holding company; or (iv) any transaction that the Board determines is not a Change of Control for purposes of the Plan.
Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.
"Code" means the Internal Revenue Code of 1986, as amended from time to time.
"Common Stock" means the common stock, par value $0.0001 per share, of the Company.
"Company" means Sentinel Labs, Inc., a Delaware corporation.
"Disability," unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, each of whose determination shall be conclusive and binding.
"Effective Date" has the meaning set forth in Section 19.
"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
"Fair Market Value" means the per share fair market value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is publicly traded, the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.
"Grant Date" means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.
"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.
"Option" means a right to purchase Common Stock granted under Section 7.
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"Option Expiration Date" means the last day of the maximum term of an Option.
"Option Term" means the maximum term of an Option as set forth in Section 7.3.
"Participant" means any Eligible Person to whom an Award is granted.
"Plan" means the Sentinel Labs, Inc. 2013 Equity Incentive Plan.
"Plan Administrator" has the meaning set forth in Section 3.1.
"Related Company" means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.
"Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.
"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Plan Administrator or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.
"Section 409A" means Section 409A of the Code.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
"Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.
"Stock Unit" means an Award denominated in units of Common Stock granted under Section 10.
"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
"Successor Company" means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.
"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a
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Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company. A Participant's change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.
"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.
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SENTINEL LABS, INC.
APPENDIX B – ISRAEL 2013
TO THE 2013 EQUITY INCENTIVE PLAN
Notwithstanding any other provision of the Sentinel Labs, Inc. 2013 Equity Inventive Plan (respectively, the “the Company” and “the Plan”) to the contrary, the provisions of this Appendix B to the Plan shall be applicable to Awards granted under the Plan to Participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. For purposes of Awards granted under the Plan to Participants described in the preceding sentence, in the case of any conflict between the terms of this Appendix B and those of the remainder of the Plan, the terms of this Appendix B shall control.
ARTICLE A - DEFINITIONS
In this Appendix B, the following capitalized terms shall have the meaning indicated below. Capitalized words and terms defined in the Plan and not otherwise defined in this Appendix B, shall have the same meaning ascribed to them in the Plan.
“Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participants.
“CGO” as defined in Paragraph 4 of Article B below.
“ITA” means the Israeli Tax Authorities.
“OIO” as defined in Paragraph 5 of Article B below.
“102 Option” means any Option granted to a Participant pursuant to Section 102 of the Ordinance.
“Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.
“Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder, as now in effect or as hereafter amended.
“Stock Option Agreement” means the written instrument evidencing the grant of one or more Awards under the Plan and which shall contain the terms and conditions applicable to such Award.
“Trustee” means any Person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.
“Unapproved 102 Option” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

ARTICLE B - DESIGNATION OF OPTIONS PURSUANT TO SECTION 102
1.    The Company may designate Options granted to its employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.
2.    The grant of Approved 102 Options shall be granted under the Plan adopted by the Board and shall be conditioned upon the approval of the Plan by the ITA.
3.    Approved 102 Option may either be classified as CGO or OIO (defined below).
4.    Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as Capital Gain Option (“CGO”).
5.    Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as Ordinary Income Option (“OIO”).
6.    The Company’s election of the type of Approved 102 Option as CGO or OIO granted to Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of an Approved 102 Option. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under the Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Participants who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously. In addition, it is hereby clarified that the Company may change the Election in accordance with the provisions of Section 102, and the Participants, or any of them, shall not be deemed to have acquired or otherwise be vested with any rights in respect of any Election made by the Company and/or the change thereof.
7.    All Approved 102 Options must be held in trust by a Trustee, as described below.
8.    For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.
9.    With regards to Approved 102 Options, the provisions of the Plan and/or the Stock Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Stock Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Stock Option Agreement, shall be considered binding upon the Company and the Participant. In this respect, and without derogating from any other authority conferred upon the Committee, the Committee may amend any provision of the Plan such that it will comply with Section 102 and/or the said permit, to the extent the Committee deems necessary in
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order to receive and/or to keep in effect any tax benefit pursuant to Section 102. The Committee shall be entitled, but not obligated, to determine, in its absolute discretion, that such an amendment shall be considered binding upon the Company and the Participants retroactively, from the date in which it is required in order to receive and/or to keep in effect any tax benefit pursuant to Section 102.
ARTICLE C - TRUSTEE
1.    Approved 102 Options which shall be granted under the Plan and/or any shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Participants for such period of time as required by Section 102 (the “Holding Period”). In case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102.
2.    Notwithstanding anything to the contrary, the Trustee shall not release any shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Participant’s tax liabilities arising from Approved 102 Options which were granted to him and/or any shares allocated or issued upon exercise of such awards.
3.    With respect to any Approved 102 Option, subject to the provisions of Section 102, a Participant shall not sell or release from trust any share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance shall apply to and shall be borne by such Participant.
4.    By receiving of an Approved 102 Option, the Participant will be deemed to have undertaken to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Option or share granted to him or her thereunder.
ARTICLE D - GENERAL PROVISIONS
1.    Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the shares of Sentinel Labs, Inc. are listed on any established stock exchange or a national market system or if such shares will be registered for trading within ninety (90) days following the date of grant, the Fair Market Value of a share at the date of grant shall be determined in accordance with the average value of the shares of Sentinel Labs, Inc. on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.
2.    Each Participant, by receiving an Award, shall be deemed to have been representing that he or she is familiar with the provisions of Section 102 and that he is aware of the
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Election that applies to him or her, and that he or she is agreeing to the terms and conditions of the trust agreement between the Company and the Trustee and undertakes not to sell the shares prior to the end of the term, as defined in Section 102.
3.    The provisions of last sentence of Section 13 (Assignability) of the Plan shall not apply with respect to Awards granted under the Plan which are subject to this Appendix B.
4.    The income attributed to a Participant as a result of a grant of an Option and/or the exercise of Options which is subject to this Annex B, their transfer in his or her name or their sale and in all respects relating thereto, shall not be taken into account when computing the basis of the Participant’s entitlement to any social benefits. Without derogating from the generality of the above, that income shall not be taken into account in computing mangers insurance, vocational studies fund, provident funds, severance pay, holiday pay and the like. If the Company or one of its parent or subsidiary corporations is legally obliged to take any of the above into account, as income which is to be attributed to the Participant, the Participant will indemnify the Company or such parent or subsidiary corporations in respect of any expense sustained by them in such respect.
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APPENDIX C
FRENCH SUB-PLAN

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
FRENCH SUB-PLAN
Options to purchase common shares of the Company

This French sub-plan (the “Sub-Plan”) provides for a certain number of conditions or definitions which will apply to the Options to purchase shares of Sentinel Labs, Inc. non listed company (the “Company”) granted to Eligible Person under the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Sub-Plan.
The additional terms and conditions provided for by the Sub-Plan are specific to the Eligible Persons only and do not affect the rights afforded to any other Participant who is granted Options under the Plan. The additional terms and conditions provided for by the Sub-Plan also do not affect the terms of Plan itself for purposes of compliance with US tax and securities laws.
In compliance with the Article 18.6 of the Plan, the purpose of this present French Sub-Plan is to bring the Options into compliance with French tax, social and commercial rules, in order to allow the Eligible Persons mentioned above to benefit from the favorable tax and social regime set out in Article 80 bis of the French Tax Code and article L.242-1 paragraph 2, L 136-6, L 137-13 and L 137-14 of the French Social Security Code with respect to Options granted under the Plan, provided, however, that, nothing in this French Sub-Plan shall be construed as a guarantee or an undertaking by Sentinel Labs, Inc. or EPP Sentinel Labs France SAS (“Sentinel Labs France”) that such regime will effectively apply.
Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meaning in the Sub-Plan.
It is intended that the Sub-Plan complies with French law and, in particular, with Articles L.225-177 to L225-186 of the French Commercial Code, and its terms, together with the terms of the Plan, are to be construed accordingly.
The provisions of this Sub-Plan shall form an integral part of the Plan and the Options granted to the Eligible Persons shall consequently be governed by the provisions of the Plan and of this Sub-Plan. The provisions of the Plan shall remain applicable insofar as they do not contradict the provisions of the Sub-Plan. In the event of conflict between the Plan and the French Sub-Plan, the provisions of the French Sub-Plan shall prevail.
Notwithstanding any other provision of the Plan, the authorization to grant Options under this Sub-Plan shall be for a limited period of [38] months from the signature date of the Addendum.
1.    SPECIFIC DEFINED TERMS
Eligible Person. It means any person employed by Sentinel Labs, Inc. or Sentinel Labs France under the terms of a written or oral employment agreement and/or any person holding an executive office (e.g., Président, Président du Conseil d’administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de société par actions) and who may be granted Options under the law. Notwithstanding any other provision of the Plan, Options, granted to any Eligible Person who are directors, consultants, agents, advisors and independent contractors of the Company and/or its Related Companies or as a rule to any other persons who do not have an employment relationship with the Company and/or its Related Companies on the Grant Date, shall not be deemed to have been granted pursuant to the French Sub-Plan and shall be governed by the Plan.
An Eligible Person means also any person who does not own, on the applicable Grant Date, shares representing more than 10% of the issued share capital of the Company. The official place of residence of the Eligible Persons shall be located in France for French tax purposes (i.e., income tax and/or social security tax) on the Grant Date.

Disability. It means disability as determined in categories 2 and 3 under Article L. 341-4 of the French Social Security Code.
2.    SPECIFIC CONDITIONS APPLYING TO OPTIONS GRANTED TO ELIGIBLE PERSONS
Notwithstanding any other provision of the Plan,
2.1    The Options may only be granted to Eligible Persons and Eligible Persons can only be granted Options under the Plan.
2.2    The Options cannot give rise to more than one third of the share capital of Sentinel Labs, Inc.
2.3    The Options must be granted over registered shares of Sentinel Labs, Inc. (as opposed to bearer shares).
2.4    The exercise price of the Option shall be equal to the Fair Market Value of the Shares on the Grant Date as determined under (i) the terms of the Plan and (ii) by the methods defined in the fourth paragraph of Article L. 225-177 of the French Commercial Code, ie according to multi-criteria method or, alternatively, that of the net asset value calculated from the most recent balance sheet (pursuant to Articles L. 225-177 and Article L. 225-179 of the French Commercial Code). Hence, no discount can be granted on the exercise price of the Options relative to the share value determined under the rules mentioned above.
2.5    The Option Exercise Price of the Option shall be determined on the Grant Date of the Option to the Eligible Person and cannot be modified in any way. Any adjustment made to the Option Exercise Price and/or the number of Options awarded under this Sub-Plan, shall not provide more advantages to the Eligible Person than those which would result from any adjustments that would be made in accordance with the provisions of Article L 225-181 of the French business code (Code de Commerce) (i.e. amortization or reduction of the share capital, modification of the sharing profits, allotment of free shares, capitalization of premiums or retained earnings or issuing premiums, issuance of share or securities giving a right to the allotment of shares, distribution of retained earnings). In the case of an adjustment of the Option Exercise Price, its amount cannot be inferior to the nominal value of the Shares. Any reduction by the Company, to the exercise price of an outstanding and unexercised Option previously issued under this Sub-Plan, to the current fair market value of the underlying share shall be deemed to not have been an option granted under this Sub-Plan.
2.6    The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of only cash or its equivalent.
2.7    The Options may neither be assigned nor transferred. The Options may nevertheless be transferred to the heirs of the Eligible Person and exercised by them within a period of six months following the death of such Eligible Person (including death during/after Disability). Thereafter the Option will lapse and be null and void.

By:

Date:
Name:
Title:

ANNEX A
RESTRICTED STOCK PURCHASE AGREEMENT

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AGREEMENT
This Restricted Stock Purchase Agreement (the “Agreement”) is made and entered into as specified on Carta1 (the “Effective Date”) by and between Sentinel Labs, Inc., a Delaware corporation (the “Company”), and the Purchaser indicated on Carta (“Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2013 Equity Incentive Plan, as amended from time to time (the “Plan”).
1.    PURCHASE OF SHARES.
1.1    Agreement to Purchase and Sell Shares. On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the number of shares of the Company’s Common Stock provided in Purchaser’s statement specified on Carta (the “Shares”), at the purchase price per share (the “Purchase Price Per Share”) and Total Purchase Price as specified on Carta (the “Purchase Price”). As used in this Agreement, the term “Shares” includes the Shares purchased under this Agreement and all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
1.2    Payment. Purchaser hereby delivers payment of the Purchase Price as follows (check and complete as appropriate):
[  ]    in cash (by check) in the amount of $[See Carta], receipt of which is acknowledged by the Company.
[  ]    by Automated Clearing House (“ACH”) transfer in the amount of $[See Carta], receipt of which is acknowledged by the Company.
For avoidance of uncertainty: ACH transfers that have been successfully received by the Company into its bank account designated via Carta for receipt of such transfers shall be deemed to have been received for all purposes of this Agreement as of the date on which such transfers were initiated from the Purchaser’s account and made irrevocable by Purchaser.
[  ]    by cancellation of indebtedness of the Company owed to Purchaser in the amount of $[See Carta].
[  ]    by the waiver hereby of compensation due or accrued for services rendered in the amount of $[See Carta].
[  ]    by delivery of [See Carta] fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $[See Carta] per share (a) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or (b) that were obtained by Purchaser in the open public market.
1 All references to Carta shall be interpreted as the Equity Management Software currently in use by the Company.
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2.    DELIVERIES.
2.1    Deliveries by the Purchaser. Purchaser hereby delivers (via Carta, if applicable) to the Company at its principal executive offices: (a) this completed and signed Agreement, and (b) the Purchase Price, paid by delivery of the form of payment specified in Section 1.2.
2.2    Deliveries by the Company. Upon its receipt of the Purchase Price, payment or other provision for any applicable tax obligations, if any, and all the documents to be executed and delivered by Purchaser to the Company as provided herein, the Company will issue an electronic certificate via Carta evidencing the Shares in the name of Purchaser with the appropriate legends affixed thereto, to be placed in escrow as provided in Section 7.2 to secure performance of Purchaser’s obligations under Sections 5 and 6 until expiration or termination of the Company’s Repurchase Option and Right of First Refusal (as such terms are defined in Sections 5 and 6, respectively).
3.    REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows.
3.1    Agrees to Terms of the Plan. Purchaser has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions.
3.2    Acknowledgment of Tax Risks. Purchaser acknowledges that there may be adverse tax consequences upon the purchase and the disposition of the Shares, and that Purchaser has been advised by the Company to consult a tax adviser prior to such purchase or disposition. Purchaser further acknowledges that Purchaser is not relying on the Company or its counsel for tax advice regarding Purchaser’s purchaser or disposition of the Shares or the tax consequences to Purchaser of this Agreement.
3.3    Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of this Agreement to the contrary, the purchase of any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
3.4    No Transfer Unless Registered or Exempt; Contractual Restrictions on Transfers. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser. Purchaser further acknowledges that this Agreement imposes additional restrictions on transfer of the Shares.
3.5    SEC Rule 701. Shares that are issued pursuant to SEC Rule 701 promulgated under the Securities Act may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Agreement or any other agreement
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entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that use of a promissory note as payment for the Shares may not be deemed to be “full payment of the purchase price” within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
3.6    Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.
3.7    Understanding of Risks. Purchaser is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in, and disposition of, the Shares.
3.8    Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.
3.9    No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
3.10    SEC Rule 144. Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144), subject to the lengthier market standoff agreement contained in Section 4 of this Agreement or any other agreement entered into by Purchaser. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
4.    MARKET STANDOFF AGREEMENT. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Purchaser or any transferee (either being referred to herein as the “Purchaser”) agrees not to sell, make any short sale of, loan, hypothecate, pledge, assign, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or such underwriters. Such limitations shall be in effect for such period of time as may be
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requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule2711). This market standoff provision will be in effect no longer than two years after the effective date of the Company's initial public offering.
5.    COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or (subject to Section 5.6) its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Shares that are Unvested Shares (as defined below) on the Termination Date on the terms and conditions set forth in this Section (the “Repurchase Option”) if there has been a Termination of Service (as defined in the Plan) of Purchaser for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause.
5.1    Termination and Termination Date. In case of any dispute as to whether there has been a Termination of Service of Purchaser, the Board shall have discretion to determine in good faith whether there has been a Termination of Service of Purchaser and the effective date of such Termination of Service (the “Termination Date”).
5.2    Vested and Unvested Shares Shares that are vested pursuant to the schedule set forth in this Section 5.2 are “Vested Shares.” Shares that are not vested pursuant to such schedule are “Unvested Shares.” On the Effective Date, the number of Shares reflected on Carta will be Unvested Shares (the “Initial Unvested Shares”). Provided Purchaser continues to provide services to the Company or any parent or subsidiary corporation of the Company at all times from the Effective Date until the date as reflected on Carta (the “First Vesting Date”), Unvested Shares shall vest in accordance with the vesting schedule set forth on Carta until the earliest to occur of (a) the date all of the Shares are Vested Shares, (b) the Termination Date or (c) the date vesting otherwise terminates pursuant to this Agreement or the Plan. No fractional Shares shall be issued. No Shares will become Vested Shares after the Termination Date. The number of the Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock split, reverse stock split or similar change in the capital structure of the Company as set forth in Section 14.1 of the Plan occurring after the Effective Date.
5.3    Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser’s Termination Date, the Company, or its assignee, may, at its option, elect to repurchase any or all the Purchaser’s Shares that are Unvested Shares on the Termination Date by giving Purchaser written notice of exercise of the Repurchase Option, specifying the number of Unvested Shares to be repurchased. Such Unvested Shares shall be repurchased at the Purchase Price Per Share, proportionately adjusted for any stock split, reverse stock split or similar change in the capital structure of the Company as set forth in Section 14.1 of the Plan occurring after the Effective Date (the “Repurchase Price”). The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in the first sentence of this Section 5.3. The Company may, at its option, decline to exercise its Repurchase Option or may exercise its Repurchase Option only with respect to a portion of the Unvested Shares.
5.4    Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary corporation of the Company) to terminate Purchaser’s employment or other
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relationship with Company (or any parent or subsidiary corporation of the Company) at any time, for any reason or no reason, with or without Cause.
5.5    Additional or Exchanged Securities and Property. Subject to the provisions of Section 5.2 above, in the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed or issued with respect to, any Unvested Shares shall immediately be subject to the Repurchase Option. Appropriate adjustments shall be made to the price per share to be paid for Unvested Shares upon the exercise of the Repurchase Option (by allocating such price among the Unvested Shares and such other securities or property), provided that the aggregate purchase price payable for the Unvested Shares and all such other securities and property shall remain the same price that was original payable under the Repurchase Option to repurchase such Unvested Shares. Subject to the provisions of Section 5.2 above, in the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Option may be exercised by the Company’s successor.
5.6    Assignment of Repurchase Right. The Company may freely assign the Company’s Repurchase Option, in whole or in part, provided that any person who accepts an assignment of the Repurchase Option from the Company shall assume all of the Company’s rights and obligations with respect to the Repurchase Option (to the extent so assigned) under this Agreement.
6.    COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares shall be subject to the restrictions on transfer and the granting of encumbrances thereon as provided in Section 7 hereof. Before any Vested Shares held by Purchaser may be sold or otherwise transferred (including any assignment, pledge, encumbrance or other disposition of the Vested Shares, but not a transfer to the Company in pledge as security for any purchasemoney indebtedness incurred by Purchaser in connection with the acquisition of the Vested Shares), the Company will have a right of first refusal to purchase the Vested Shares on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”). The Company shall have the right to assign all or any portion of its Right of First Refusal to any current stockholder of the Company, any other third party or any combination of any of the foregoing, in its sole discretion. Such Right of First Refusal will terminate on the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act
6.1    In the event Purchaser desires to accept a bona fide third-party offer for the sale or transfer of any or all of the Vested Shares, Purchaser will promptly deliver to the Company a written notice (the “Notice”) stating the terms and conditions of any proposed sale or transfer, including (a) Purchaser’s bona fide intention to sell or otherwise transfer such Vested Shares, (b) the name of each proposed purchaser or other transferee (the "Proposed Transferee"), (c) the number of Vested Shares to be transferred to each Proposed Transferee, and (d) the bona fide cash price or other consideration for which Purchaser proposes to transfer the Vested Shares (the "Offered Price"). Purchaser will provide satisfactory proof that the disposition of such Vested Shares to such Proposed Transferee would not be in contravention of the provisions of Section 7 and Purchaser will offer to sell the Vested Shares at the Offered Price to the Company or its assignee(s), as the case may be.
6.2    At any time within 120 days after receipt of the Notice, the Company or one or more of its assignees or both, as the case may be, may, by giving written notice to Purchaser, elect to purchase all or any portion of the Vested Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 6.3.
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6.3    The purchase price for the Vested Shares purchased under this Section 6 will be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration will be determined by the Board in good faith.
6.4     Payment of the purchase price will be made, in the discretion of the Plan Administrator, either (a) in cash (by check), by cancellation of all or a portion of any of Purchaser’s outstanding indebtedness to the Company or such assignee, or by any combination thereof, within 120 days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.
6.5    If any of the Vested Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or one or more of its assignees as provided in this Section 6, subject to the terms and conditions of Section 7, then Purchaser may sell or otherwise transfer such Vested Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within 150 days after the date of the Notice; and provided, further, that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement, including without limitation, this Section 6 will continue to apply to the Vested Shares in the hands of such Proposed Transferee. If the Vested Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if Purchaser proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice will be given to the Company, and the Company or its assignee will again be offered the Right of First Refusal before any Vested Shares held by Purchaser may be sold or otherwise transferred.
6.6    Notwithstanding the foregoing, the Right of First Refusal shall not apply to the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the Purchaser and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
7.    ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.
7.1    Rights as a Stockholder. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal or the Repurchase Option. Upon an exercise of the Right of First Refusal or the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser
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will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
7.2    Escrow. As security for Purchaser’s faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares via Carta, to deliver such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with theterms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Right of First Refusal and the Repurchase Option.
7.3    Encumbrances on Shares. Without the Company’s prior written consent given with the approval of the Company’s Board of Directors, Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.
7.4    Restrictions on Transfers. Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement.
(a)    Except as otherwise provided in this Agreement, the Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the prior consent of the Plan Administrator. If the Plan Administrator consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, Purchaser agrees to (a) pay the Company a transfer processing fee of $3,500 per transaction (whereby transfers to separate transferees shall be deemed to be separate transactions); and (b) provide an opinion of Purchaser’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company's sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Purchaser in connection with the acquisition of the Shares.
(b)    Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until: (1) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition; (2) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares, including but not limited to the Right of First Refusal, the Market Standoff, the Repurchase Option and this Section 7.4.
(c)    Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to the Company’s Right of First Refusal or the Repurchase Option granted hereunder and the market stand-off provisions of Section 4 hereof, to the same extent such Shares would be so subject if retained by the Purchaser. In addition, Purchaser acknowledges and agrees that the Shares shall be subject to the restrictions on transferability and resale set forth in the Company’s Bylaws.
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7.5    Restrictive Legends and Stop-transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL AND THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL, THE REPURCHASE OPTION AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE CORPORATION.
Purchaser also agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
8.    TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT
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RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, with respect to Unvested Shares, unless an election is filed by Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days after the purchase of the Shares electing, pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the Purchase Price of the Unvested Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser’s purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 1 for reference. BY PROVIDING THE FORM OF ELECTION, NEITHER THE COMPANY NOR ITS LEGAL COUNSEL IS THEREBY UNDERTAKING TO FILE THE ELECTION FOR PURCHASER, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH PURCHASER.
9.    GENERAL PROVISIONS.
9.1    Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal or the Repurchase Option. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.
9.2    Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Purchaser at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
9.3    Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
9

9.4    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement, together with all Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, between the parties hereto with respect to the specific subject matter hereof.
9.5    Severability. If any provision of this Agreement is determined by any court orarbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
9.6    Execution. This Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile (or electronic via Carta) and, upon such delivery, the facsimile or electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
[The remainder of this page has intentionally been left blank]
[Signature page follows]
10

IN WITNESS WHEREOF, the Company has caused this Restricted Stock Purchase Agreement to be executed by its duly authorized representative, and Purchaser has executed this Restricted Stock Purchase Agreement, as of the date first set forth above.

SENTINEL LABS, INC.	PURCHASER

By:
Its:

Address:

Exhibit
Exhibit 1:    Form of Election Pursuant to Section 83(b)
11

ANNEX B
STOCK OPTION GRANT NOTICES
(UNITED STATES)

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:	[date of Board approval of grant]

Vesting Commencement Date:	[typically grant date or promotion date]

Number of Shares Subject to Option:

Exercise Price (per Share):

Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option1*:	⬜ Incentive Stock Option	⬜ Nonqualified Stock Option

Vesting and Exercisability Schedule:
1/48th of the shares subject to this Option will vest and become exercisable monthly over four years following the Vesting Commencement Date during continuous employment or service with the Company or a Related Company.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC.		PARTICIPANT

By:			Signature

Its:
Date:
Attachments:		Address:
1.	Stock Option Agreement
2.	2013 Equity Incentive Plan
Personal email:
Taxpayer ID:
__________________________________________________________
1* See Sections 3 and 4 of the Stock Option Agreement

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.
If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.

7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 422 of the Code.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.
12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:	[date of Board approval of grant]

Vesting Commencement Date:	[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):

Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option1*:	⬜ Incentive Stock Option	⬜ Nonqualified Stock Option

Vesting and Exercisability Schedule:
1/4th of the shares subject to the Option will vest and become exercisable on the one-year anniversary of the VCD, and the remaining ¾ of the shares subject to the Option will vest and become exercisable in equal parts monthly thereafter over the next three years, in each case during continuous employment or service with the Company or a Related Company.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC. By:		PARTICIPANT

By:			Signature

Its:
Date:
Attachments:		Address:
1.	Stock Option Agreement
2.	2013 Equity Incentive Plan
Personal email:
Taxpayer ID:
__________________________________________________________
1*See Sections 3 and 4 of the Stock Option Agreement

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.
If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.
7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.
The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 422 of the Code.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.
12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
[Insert these sections for non-US Residents only: 17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

EXHIBIT 1
FORM OF SECTION 83(B) ELECTION

ELECTION UNDER SECTION 83(b) OF THE
INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.
1.    TAXPAYER’S NAME:
TAXPAYER’S ADDRESS:
SOCIAL SECURITY NUMBER:
TAXABLE YEAR:    Calendar Year ________
2.    The property with respect to which the election is made is described as follows: _______ shares of Common Stock, par value $0.0001 per share, of Sentinel Labs, Inc., a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.
3.    The date on which the shares were transferred was ____________________, _______.
4.    The shares are subject to the following restrictions: The shares are subject to a Right of Forfeiture in favor of the Company under certain conditions at the time of Taxpayer’s termination of employment or services.
5.    The fair market value of the shares at the time of transfer (without regard to restrictions other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) was $_____ per share x ___________ shares = $___________.
6.    The amount paid for such shares was $____ per share x __________ shares = $___________.
7.    The amount to include in the Taxpayer’s gross income for the Taxpayer’s current taxable year is $_________.
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. A COPY OF THE ELECTION HAS ALSO BEEN FURNISHED TO THE COMPANY. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

ANNEX C
STOCK OPTION GRANT NOTICES
(FRANCE)

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN - STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan") as completed by the French Sub-Plan (the “Sub-Plan”). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement, in the Plan and in the Sub-Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:		[date of Board approval of grant]

Vesting Commencement Date:		[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):

Total Exercise Price :

Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan, the Sub Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option:	☐ Incentive Stock Option1*	☐ Nonqualified Stock Option

Vesting and Exercisability Schedule:	1/48th of the shares subject to the Option will vest and become exercisable following the VCD nonthly in equal parts over four years of continuous employment or service
Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement, the Plan and the Sub-Plan, as provided in English language2. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC.	PARTICIPANT

By:	Signature preceded form the handwriteen mention “good for approval”
Its:

Date:
Attachments:	Address:
1. Stock Option Agreement
2. 2013 Equity Incentive Plan	Personal email:
3. French Sub-Plan	Taxpayer ID:
____________________________________
1* See Sections 3 and 4 of the Stock Option Agreement.
2 a freelance translation in French has been provided for information only

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") as completed by the French Sub-Plan (the “Sub-Plan”) to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan, unless otherwise defined in the Sub-Plan.
In the event of a conflict between the terms and conditions of the Plan and the Sub Plan with the terms and conditions of this Agreement, the terms and conditions of the Plan and the Sub Plan will prevail.
This Option is intended to qualify for favorable tax and social regime applicable to stock options set out in Article 80 bis of the French Tax Code and Article L.242-1 paragraph 2, L. 136-6, L. 137-13 and L. 137-14 of the French Social Security Code. Certain events may affect the status of the Option as a French-qualified Option and the Option may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the Option. If the Option is modified, adjusted, or administered in a manner in keeping with the terms of the Plan or as mandated as a matter of law, including laws relating to obligations for tax benefits, and the modification or adjustment is contrary to the terms and conditions of the Sub Plan, the Option may no longer qualify as a French-qualified Option. The Participant understands and agrees that, in the event the Option loses qualified status, the Participant will be responsible for paying personal income tax and the Participant’s portion of social security contributions resulting from the exercise of the Option, the issuance of Shares and the sale of Shares and the Participant will not be entitled to any damages.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice (except in event of death or Disability (as defined in the Sub Plan).
This Option is exercisable during its term as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.

If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant ’s participation in the Plan, or the Participant ’s acquisition or sale of the underlying Shares. The Participant is therefore advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
Regardless of any action the Company or EPP Sentinel Labs France SAS ( “Sentinel Labs France”) takes with respect to any or all income tax (including U.S. federal, state, local and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax matters related to the Participant’s participation in the Plan and legally applicable to the Participant, the Participant acknowledges that the ultimate liability for all tax matters is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or Sentinel Labs France. The Participant further acknowledges that the Company and/or Sentinel Labs France (i) make no representations or undertakings regarding the treatment of any tax matters in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for tax matters or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or Sentinel Labs France (or former employer, as applicable) may be required to withhold or account for tax-matters in more than one jurisdiction.
7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the aggregate Exercise Price for the number of Shares you are purchasing (together with any applicable Alternative Minimum Tax). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise notice accompanied by such aggregate Exercice Price. You may make this payment in any of the following or a combination of the following at your election: (a) by cash; (b) by check or wire transfer acceptable to the Company; (c) if permitted by the Plan Administrator by consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. Upon your death, the vested portion of this Option shall become immediately exercisable by your heirs within a period of six months following the date of death (including death during/after Disability). Any outstanding vested Options which remain unexercised shall expire six months following the date of death.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.
The Option must be exercised within three months after termination of employment for reasons other than death or Disability and one year after termination of employment due to Disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "Disability" has the meaning attributed to that term by the Sub Plan.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime, only you can exercise the Option. The Option is not transferable in any manner except by will or by the applicable laws of descent and distribution, as set forth in paragraph 10 (c) above.

12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (except in the case of Retirement, Disability or 6 months in the case of death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
[Sections for non-US Residents only: 17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than France; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store as long as is necessary and transmit such information in electronic form.]
19. Governing Law. The Option grant and the provisions of this Option Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions.
20. Language. If the Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
21. Consent to Receive Information in English. By accepting the Option, the Participant confirms having read and understood the U.S. Plan, the Sub Plan and this Agreement, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly.
En acceptant cette attribution d’Options, le Participant confirme avoir lu et compris le Plan Américain, le Sous-Plan Français et la Convention, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.
22. Severability. The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN - STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan") as completed by the French Sub-Plan (the “Sub-Plan”).. The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Sub-Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:	Name

Grant Date:	Grant date

Vesting Commencement Date:	Vesting Start Date

Number of Shares Subject to Option:	Quantity

Exercise Price (per Share):	Exercise price

Total Exercise Price :

Option Expiration Date:	Expiration date (subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement)

Type of Option:	☐ Incentive Stock Option[1]*	☒ Nonqualified Stock Option

Vesting and Exercisability Schedule:	Schedule
Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement, the Plan and the Sub-Plan, which were provided in English language 2 . You further acknowledge that as of the Grant Date, this Grant Notice, the Stock Option Agreement, the Plan and the Sub-Plan set forth the entire understanding between you and the Company regarding the Option and supersede all prior oral and written agreements on the subject.

SENTINEL LABS, INC.	PARTICIPANT

By:
Its:
Signature preceded form the handwriteen mention “good for approval”

Date:
Attachments:	Address:
1. Stock Option Agreement
2. 2013 Equity Incentive Plan	Taxpayer ID:
3. French Sub-Plan
____________________________________
1* See Sections 3 and 4 of the Stock Option Agreement.
2 a freelance translation in French has been provided for information only

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") as completed by the French Sub-Plan (the “Sub-Plan”) to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan, unless otherwise defined in the Sub-Plan.
In the event of a conflict between the terms and conditions of the Plan and the Sub Plan with the terms and conditions of this Agreement, the terms and conditions of the Plan and the Sub Plan will prevail.
This Option is intended to qualify for favorable tax and social regime applicable to stock options set out in Article 80 bis of the French Tax Code and Article L.242-1 paragraph 2, L. 136-6, L. 137-13 and L. 137-14 of the French Social Security Code. Certain events may affect the status of the Option as a French-qualified Option and the Option may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the Option. If the Option is modified, adjusted, or administered in a manner in keeping with the terms of the Plan or as mandated as a matter of law, including laws relating to obligations for tax benefits, and the modification or adjustment is contrary to the terms and conditions of the Sub Plan, the Option may no longer qualify as a French-qualified Option. The Participant understands and agrees that, in the event the Option loses qualified status, the Participant will be responsible for paying personal income tax and the Participant’s portion of social security contributions resulting from the exercise of the Option, the issuance of Shares and the sale of Shares and the Participant will not be entitled to any damages.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice (except in event of death or Disability (as defined in the Sub Plan).
This Option is exercisable during its term as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.

If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant ’s participation in the Plan, or the Participant ’s acquisition or sale of the underlying Shares. The Participant is therefore advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
Regardless of any action the Company or EPP Sentinel Labs France SAS ( “Sentinel Labs France”) takes with respect to any or all income tax (including U.S. federal, state, local and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax matters related to the Participant’s participation in the Plan and legally applicable to the Participant, the Participant acknowledges that the ultimate liability for all tax matters is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or Sentinel Labs France. The Participant further acknowledges that the Company and/or Sentinel Labs France (i) make no representations or undertakings regarding the treatment of any tax matters in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for tax matters or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or Sentinel Labs France (or former employer, as applicable) may be required to withhold or account for tax- matters in more than one jurisdiction.
7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the aggregate Exercise Price for the number of Shares you are purchasing (together with any applicable Alternative Minimum Tax). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise notice accompanied by such aggregate Exercice Price. You may make this payment in any of the following or a combination of the following at your election: (a) by cash; (b) by check or wire transfer acceptable to the Company; (c) if permitted by the Plan Administrator by consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. Upon your death, the vested portion of this Option shall become immediately exercisable by your heirs within a period of six months following the date of death (including death during/after Disability). Any outstanding vested Options which remain unexercised shall expire six months following the date of death.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.
The Option must be exercised within three months after termination of employment for reasons other than death or Disability and one year after termination of employment due to Disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "Disability" has the meaning attributed to that term by the Sub Plan.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime, only you can exercise the Option. The Option is not transferable in any manner except by will or by the applicable laws of descent and distribution, as set forth in paragraph 10 (c) above.

12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (except in the case of Retirement, Disability or 6 months in the case of death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.
19.    Governing Law. The Option grant and the provisions of this Option Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions.
20.    Language. If the Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
21.    Consent to Receive Information in English. By accepting the Option, the Participant confirms having read and understood the U.S. Plan, the Sub Plan and this Agreement, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly.
En acceptant cette attribution d’Options, le Participant confirme avoir lu et compris le Plan Américain, le Sous-Plan Français et la Convention, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.
22.    Severability. The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

ANNEX D
STOCK OPTION GRANT NOTICE (GERMANY)

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
As a current employee of the German wholly-owned subsidiary (“SentinelOne GmbH”) of Sentinel Labs, Inc. (the "Company"), the Company hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:		[date of Board approval of grant]

Vesting Commencement Date:		[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):

Total Exercise Price :

Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan, the Sub Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option:	☐ Incentive Stock Option[1]*	☐ Nonqualified Stock Option

Vesting and Exercisability Schedule:
1/4th of the shares subject to the Option will vest and become exercisable on the one-year anniversary of the Vesting Commencement Date, and 1/48th of the shares subject to the Option will vest and become exercisable monthly thereafter over the next three years, subject in each case to your continuous employment or service with the Company or a Related Company through each date.

____________________________________
1* See Sections 3 and 4 of the Stock Option Agreement.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding the Option and supersede all prior oral and written agreements on the subject [with the exception of the following agreements:_________________].

SENTINEL LABS, INC.	PARTICIPANT

By:
Its:	Signature

Date:
Address:

Personal email:
Taxpayer ID:

Appendices:
1. Stock Option Agreement
2. 2013 Equity Incentive Plan

APPENDIX 1
SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.
If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.

7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 422 of the Code.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.
12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

ANNEX E
STOCK OPTION GRANT NOTICES
(INTERNATIONAL)

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
As a current employee of a wholly-owned subsidiary of Sentinel Labs, Inc. (the "Company" and such subsidiary, “Related Company” as defined in the Plan), the Company hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:		[date of Board approval of grant]

Vesting Commencement Date:		[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):
Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option[1]*:	☐ Incentive Stock Option	☐ Nonqualified Stock Option

Vesting and Exercisability Schedule:
1/48th of the shares subject to the Option will vest and become exercisable monthly over four years, subject in each case to your continuous employment or service with the Company or a Related Company through each date.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC.	PARTICIPANT

By:
Its:		Signature
Date:
Address:

Personal email:
Appendices:
1. Stock Option Agreement	Taxpayer ID:
2. 2013 Equity Incentive Plan
_____________________________________
1* See Sections 3 and 4 of the Stock Option Agreement.

APPENDIX 1
SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.
If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.

7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 422 of the Code.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.
12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract, employment relations, or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause. The grant of this Option expressly does not constitute any form of employment salary or similar employment benefit.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
As a current employee of a wholly-owned subsidiary of Sentinel Labs, Inc. (the "Company" and such subsidiary, “Related Company” as defined in the Plan), the Company hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:
Grant Date:		[date of Board approval of grant]
Vesting Commencement Date:		[typically grant date or date of hire]
Number of Shares Subject to Option:
Exercise Price (per Share):
Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]
Type of Option[1]*:	☐ Incentive Stock Option	☐ Nonqualified Stock Option
Vesting and Exercisability Schedule:
1/4th of the shares subject to the Option will vest and become exercisable on the one-year anniversary of the Vesting Commencement Date, and 1/48th of the shares subject to the Option will vest and become exercisable monthly thereafter over the next three years, subject in each case to your continuous employment or service with the Company or a Related Company through each date.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC.	PARTICIPANT

By:
Its:		Signature
Date:
Address:

Appendices:	Personal email:

1. Stock Option Agreement	Taxpayer ID:
2. 2013 Equity Incentive Plan
_____________________________________
1* See Sections 3 and 4 of the Stock Option Agreement.

APPENDIX 1
SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.
If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.
4.    Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.
5.    Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.

7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 422 of the Code.
It is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.
12.    Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.
13.    Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract, employment relations, or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause. The grant of this Option expressly does not constitute any form of employment salary or similar employment benefit.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

ANNEX F
STOCK OPTION GRANT NOTICES
(ISRAEL)

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan") and Appendix B – Israel 2013 to the Plan (the "Israeli Appendix"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), the Israeli Stock Option Agreement, the Plan and in the Israeli Appendix, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:		[date of Board approval of grant]

Vesting Commencement Date (VCD):		[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):
Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan, the Israeli Appendix and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option:	☐ Capital Gain Option (CGO)	☐ Ordinary Income Option (OIO)
	☐ Unapproved 102 Option.	☐ 3(i) Option

Vesting and Exercisability Schedule:	1/48th of the shares subject to this Option will vest and become exercisable monthly over four years following the Vesting Commencement Date during continuous employment or service.
Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms..

SENTINEL LABS, INC.	PARTICIPANT:

By:
Signature
Its:

Date:
Attachments:	Personal email address:
1. Stock Option Agreement	Address:
2. 2013 Equity Incentive Plan

3. the Israeli Appendix	Taxpayer ID:

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
ISRAELI STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Israeli Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") and Appendix B – Israel 2013 to the Plan (the "Israeli Appendix") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan or in the Israeli Appendix have the same definitions as in the Plan or the Israeli Appendix, as applicable. In the case of any conflict between the terms of this Agreement and those of Plan, the terms of this Agreement shall control.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Reserved.
4.    Reserved.
5.    Reserved.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.
7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one (1) year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one (1) year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one (1) year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.
(e)    Timing. The Option must be exercised within three (3) months after termination of employment for reasons other than death or disability, and one (1) year after termination of employment due to disability, to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 102 of the Israeli Income Tax Ordinance (“Section 102”).
Please note that it is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution or is to be given as collateral; any such action made directly or indirectly, for an immediate validation or for a future one, shall be void. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 102, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator. As long as Options or Shares purchased or issued hereunder are held by the Trustee on your behalf, all of your rights over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
12.    Withholding Taxes. Any tax consequences arising from the grant, exercise or vesting of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or Related Company and/or the Trustee and/or you) hereunder shall be borne solely by you. The Company and/or Related Company and/or the Trustee shall withhold taxes according to the requirements under any applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company, Related Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.
The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to you until all required payments have been fully made.
With respect to Unapproved 102 Option, if you cease to be employed by the Company or any Related Company, you shall extend to the Company and/or Related Company a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102.
13.    Option Not an Employment or Service Contract. Nothing in the Plan, the Israeli Appendix or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Reserved.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan, the Israeli Appendix or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company; and (k) with respect to Approved 102 Options, you hereby acknowledges that you are familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant, and you accept the provisions of the trust agreement signed between the Company and the Trustee, attached as Exhibit A hereto, and agree to be bound by its terms.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
Sentinel Labs, Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's 2013 Equity Incentive Plan (the "Plan") and Appendix B – Israel 2013 to the Plan (the "Israeli Appendix"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), the Israeli Stock Option Agreement, the Plan and in the Israeli Appendix, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:		[date of Board approval of grant]

Vesting Commencement Date (VCD):		[typically grant date or date of hire]

Number of Shares Subject to Option:

Exercise Price (per Share):
Option Expiration Date:	(subject to earlier termination in accordance with the terms of the Plan, the Israeli Appendix and the Stock Option Agreement) [option expiration date is typically 10 years from Grant Date]

Type of Option:	☐ Capital Gain Option (CGO)	☐ Ordinary Income Option (OIO)
	☐ Unapproved 102 Option.	☐ 3(i) Option

Vesting and Exercisability Schedule:
1/4th of the shares subject to the Option will vest and become exercisable on the one-year anniversary of the VCD, and the remaining ¾ of the shares subject to the Option will vest and become exercisable in equal parts monthly thereafter over the next three years, in each case during continuous employment or service with the Company or a Related Company.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement, Plan and Israeli Appendix. You further acknowledge and agree that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan constitute the entire agreement between you and the Company regarding the Option and expressly supersede any and all prior representations, undertakings and/or agreements on the subject, even if inconsistent, whether oral or written, including without limitation, in any side letter, employment agreement and/or offer letter for your employment, any other refresh/promotion letter that may have been provided to you, or any conversations related to your employment or its terms.

SENTINEL LABS, INC.	PARTICIPANT:

By:
Signature
Its:
Date:
Attachments:	Personal email address:
1. Stock Option Agreement	Address:
2. 2013 Equity Incentive Plan
3. the Israeli Appendix	Taxpayer ID:

SENTINEL LABS, INC.
2013 EQUITY INCENTIVE PLAN
ISRAELI STOCK OPTION AGREEMENT
Pursuant to your Stock Option Grant Notice (the "Grant Notice") and this Israeli Stock Option Agreement (this "Agreement"), Sentinel Labs, Inc. (the "Company") has granted you an Option under its 2013 Equity Incentive Plan (the "Plan") and Appendix B – Israel 2013 to the Plan (the "Israeli Appendix") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice (the "Shares") at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan or in the Israeli Appendix have the same definitions as in the Plan or the Israeli Appendix, as applicable. In the case of any conflict between the terms of this Agreement and those of Plan, the terms of this Agreement shall control.
The details of the Option are as follows:
1.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.
2.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
3.    Reserved.
4.    Reserved.
5.    Reserved.
6.    Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.
7.    Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.
8.    First Refusal Rights; Voting and Other Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, repurchase, co-sale and/or first refusal rights, and agree to certain voting restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.
9.    Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.
10.    Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:
(a)    General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.
(b)    Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one (1) year after your Termination of Service and (ii) the Option Expiration Date.
(c)    Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one (1) year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one (1) year after the date of death and (y) the Option Expiration Date.
(d)    Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.
(e)    Timing. The Option must be exercised within three (3) months after termination of employment for reasons other than death or disability, and one (1) year after termination of employment due to disability, to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, "disability" has the meaning attributed to that term for purposes of Section 102 of the Israeli Income Tax Ordinance (“Section 102”).
Please note that it is your responsibility to be aware of the date the Option terminates.
11.    Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution or is to be given as collateral; any such action made directly or indirectly, for an immediate validation or for a future one, shall be void. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 102, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator. As long as Options or Shares purchased or issued hereunder are held by the Trustee on your behalf, all of your rights over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
12.    Withholding Taxes. Any tax consequences arising from the grant, exercise or vesting of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or Related Company and/or the Trustee and/or you) hereunder shall be borne solely by you. The Company and/or Related Company and/or the Trustee shall withhold taxes according to the requirements under any applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company, Related Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.
The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to you until all required payments have been fully made.
With respect to Unapproved 102 Option, if you cease to be employed by the Company or any Related Company, you shall extend to the Company and/or Related Company a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102.
13.    Option Not an Employment or Service Contract. Nothing in the Plan, the Israeli Appendix or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.
14.    No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.
15.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.
16.    Reserved.
17.    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan, the Israeli Appendix or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company; and (k) with respect to Approved 102 Options, you hereby acknowledges that you are familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant, and you accept the provisions of the trust agreement signed between the Company and the Trustee, attached as Exhibit A hereto, and agree to be bound by its terms.
18.    Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise ("Data"); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.